THE PARNASSUS FUND
                       Quarterly Report September 30, 2000

--------------------------------------------------------------------------------

                                                                November 6, 2000

Dear Shareholder:

     As of September 30, 2000, the net asset value per share (NAV) of The Parnassus Fund was $55.95 so the overall return for the quarter was a loss of 12.80%. This compares to a gain of 0.24% for the Wilshire 5000 and a loss of 0.97% for the S&P 500. Although we underperformed for the quarter, we are still ahead of the indices for the year-to-date. Since the first of the year, the Fund is up 10.42% compared to a loss of 0.60% for the Wilshire and a loss of 1.39% for the S&P 500.

     The average mid-cap value fund followed by Lipper, Inc. gained 6.81% during the quarter and 11.70% year-to-date. This means that we're about 1.3% behind the average mid-cap value fund for the year-to-date, but we're substantially ahead of the averages for the one, three, five and ten-year periods.

     Below is a table comparing The Parnassus Fund with the Lipper Mid-Cap Value Average, the Wilshire 5000 and the S&P 500 over the past one, three, five and ten-year periods. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%). The performance figures for the average mid-cap value fund do not deduct any sales charges that may apply.

----------------------------------------------------------------------------------------------------------------
Periods Ending           Average Annual      Average Annual       Lipper Mid-Cap       Wilshire 5000     S&P 500
September 30, 2000        Total Return       Overall Return       Value Average             Index          Index
----------------------------------------------------------------------------------------------------------------
One Year                     35.45%             40.36%                 24.24%               17.56%        13.28%
Three Years                  11.45%             12.78%                  7.40%               15.52%        16.41%
Five Years                   15.55%             16.37%                 14.25%               20.40%        21.62%
Ten Years                    20.86%             21.29%                 15.88%               19.26%        19.36%
----------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Wilshire 5000 and the S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index has no expenses subtracted from its returns, as do mutual funds.

WHY DID WE COME UP SHORT?

     After strongly outperforming the indices over the past two years, why did the Fund lag so much during the quarter? The answer is that while technology led the way for us over most of the past two years, technology stocks--especially semiconductor and semiconductor capital equipment--pulled the Fund down during the quarter. After two years of strong returns, these companies have turned the tables on us.

     While the broad market indices were about flat for the quarter, the technology-laden Nasdaq was down 7.36%. With a loss of 12.80%, we were down even more than the Nasdaq because the technology sectors we concentrated on were the weakest. While semiconductors and capital equipment held up well during the technology slump earlier in the year, they lost more ground than other technology stocks in the third quarter.

     This third quarter slump in the semiconductor sector was strange because it did not reflect the underlying business fundamentals. Normally, stocks plunge when business is bad, not when business is good. Not only is business good in the semiconductor sector, but revenue, earnings and orders are at all-time highs. What, then, is going on?

     Like most technology issues, semiconductor shares are highly cyclical. Business booms for about 4 years, then slumps for 18 months or so and then booms again. Each cycle, though, is slightly different than the others and each cycle lasts for different periods of time. Investors try to put their money into semiconductor stocks just before the cycle turns up and then try to sell these stocks just a few months before the cycle turns down. That makes these issues very volatile.

     The current up-cycle began at the end of 1998 so it's a little less than two years old. From a business standpoint, it appears that the up-cycle has at least another two years to run. However, one semiconductor analyst predicted a few months ago that the cycle was just about over. Although this analyst did not have a very good track record, some investors sold the stocks and this caused momentum to change.

     To complicate things, Intel, the largest and best-known semiconductor company, announced in late September that its revenue growth from the second to the third quarter would be in the range of 3-5% instead of the 10% expected by analysts. In one day, the stock dropped from $60 to $50 a share and by early October, the stock had dropped to $35 a share from a high of $75 reached earlier in the year.

     From the high to the low, then, Intel lost over half its value. The company isn't losing money. Sales are not declining, they are still going up, but only at a rate of 5% instead of 10% per quarter. Sales are strong in most of the world, but European demand was softer because of the slumping Euro and the Europeans' leisurely habit of closing down for the month of August.

     Jittery investors sold Intel and other semiconductor stocks down to bargain levels because of fear that the cycle was over. Although it's possible that the cycle is turning, it seems to me that it has a lot longer to run.

     It appears that the weakness has more to do with an inventory correction rather than any weakness in semiconductor demand. Until earlier this year, computer makers and other semiconductor customers were on allocation since Intel could not make enough chips to meet orders. Because of this, customers ordered more chips than they needed and stored them in inventory. Once Intel came off allocation, customers could buy all the semiconductors they wanted. Since they already had plenty of inventory, they reduced orders and this caused sales to increase less than expected.

     In our view, semiconductor and semiconductor capital equipment stocks will come back strongly in the fourth quarter. Demand is growing faster than the supply of semiconductors and manufacturers will have to order more equipment to keep up with demand. This means that not only semiconductor makers, but also equipment makers, should do well in the fourth quarter and into next year. For that reason, we're holding onto our chip stocks.

MOST OF OUR LOSERS WERE CHIP STOCKS

     Ten companies accounted for most of the third quarter decline in our portfolio and seven of the ten were either semiconductor or capital equipment stocks. As discussed earlier, we think these losses are temporary, quotational losses and do not constitute any permanent impairment of capital.

     LSI Logic, a manufacturer of custom chips based in Silicon Valley, lost 46.0% as its stock sank from $54.19 to $29.25 during the quarter. LSI makes chips for several high growth areas including DVD players, wireless communication and the Sony PlayStation 2. Three events caused the decline in the stock. First, LSI had difficulty getting enough components from its suppliers to put into its products. Next, the company was late in installing a new software system and this caused a delay in shipments until the third quarter which made revenues lower than expected for the second quarter. Also, Sony had difficulty in getting components for its PlayStation 2 which meant that it deferred orders for LSI chips until early next year. These are not lost sales, but rather deferred sales. Demand is strong for the company's products and revenue is growing 10-12% per quarter which means about 50% per year. We're holding onto the stock and we expect it to come back strong over the next few months.

     Credence Systems dropped 45.6% during the quarter as its stock went from $55.19 to $30.00. Orders are very strong at this manufacturer of test equipment for semiconductors, but rumors of overcapacity in the test market caused the stock to decline.

     Lam Research makes capital equipment to etch circuits in semiconductors and also produces machines that polish semiconductors. Lam's etch business has been very strong, but there have been rumors about weakness in its polishing business. The stock dropped 44.2% in the quarter as it went from $37.50 to $20.94. Lam's management denies the rumors so it seems as if the decline is completely unjustified.

     Intel's stock declined 37.7% as it went from $66.84 to $41.63 for the reasons we discussed above. Applied Materials, the most important manufacturer of semiconductor capital equipment in the world, saw its stock sink 34.6% as it went from $90.63 to $59.31. Applied has been having record earnings and orders, but the stock slumped on concerns about overcapacity. The story at Applied is similar to the pattern at LSI, Credence, Lam and Intel. Semiconductor companies are having record years, but the stocks go down by astonishing amounts as investors sell on fears that the cycle may be over.

     Nordstrom went down 27.0% from the beginning of the quarter when it was at $24.13 until we sold the stock at $17.62. Sales of women's apparel at Nordstrom have been weak as the company appears to have missed current fashion trends. The company has spent too much on advertising and margins have declined because of discounting. Overlaying these trends is overcapacity in the retail industry and weak management at the company. We have sold the stock for these reasons.

     Autodesk, the maker of software for architects, engineers and designers, dropped 26.9% as its stock sank from $34.69 to $25.38. Earnings were hurt by weak sales of its AutoCAD design software and specialized applications.

     Boise, Idaho-based Micron Technology, the largest American maker of memory chips, lost 23.1% of its value as the stock dropped from $59.53 to $45.75. Prices of memory chips are down because of slower PC demand as customers cut back on orders after having overordered previously when supplies were tight. This situation should change soon because demand for memory chips is growing faster than capacity.

     Cognex saw its stock drop 23.8% as it plunged from $51.75 to $39.44. Business is strong at the company, but investors sold the stock on rumors that one of its customers might have weaker sales.

     Electro Scientific Industries had a 20.2% drop in its stock price as it went from $44.03 to $35.13. Business is still good at ESI, but one of its customers had weaker sales and earnings. Most lines of ESI's business, though, are still strong.

     In summary, then, with the exception of Nordstrom, none of the "losers" are losers in the business sense. They have lost market value for reasons that are temporary and not fundamental to the business.

THERE WERE SOME WINNERS

     The Federal Home Loan Mortgage Corporation (better known as Freddie Mac) buys home mortgage loans in the secondary market and, thereby, provides liquidity and additional resources for the housing market. The company's stock rose 33.5% during the quarter as it went from $40.50 to $54.06. Freddie Mac has a federal charter and a line of credit with the U.S. Treasury. This implied (though not official) federal guarantee enables it to borrow money from the public at a very low interest rate. Recently, competitors have lobbied Congress to take away the federal charter, eliminate the Treasury line of credit and tighten regulations on the company. This political controversy and rising interest rates forced down the stock price to low levels. By the end of the quarter, though, interest rates had stopped rising and sentiment in Congress was against making changes so the stock recovered. Earnings have continued strong through the period and the company has hedged to protect itself from interest rate risk.

     The Federal National Mortgage Association (better known as Fannie Mae) is very similar to Freddie Mac and the same factors were at work. The stock gained 37.0% during the quarter as it went from $52.19 to $71.50.

     Avocent, a maker of switches that enable one monitor and keyboard to control many computers, saw its stock go up 27.6% in the quarter as it climbed from $43.21 to $55.13. Strong demand for server switches--especially from Compaq--propelled the stock higher.

     Venator, the parent of Foot Locker, had a 20.7% increase in its stock price as it went from $10.25 to $12.88 a share. Same store sales increased 8% and margins expanded because of excellent cost control and higher sales in the U.S. and Europe.

     Cardinal Health, a distributor of pharmaceuticals and other medical supplies, gained 19.2% as the stock climbed from $74.00 to $88.19. Strong revenue growth of 20%, good cost control, market share gains from competitors and growth in the use of generic drugs (one of its strengths) all combined to move the issue higher.

     Mentor Graphics, a producer of software for use in designing semiconductors, moved up 18.6%, going from $19.88 to $23.56. Mentor now has a record backlog in orders and its Calibre verification product has been selling strongly.

OUTLOOK AND STRATEGY

     Despite the recent downward movement in stock prices, market indices are still pretty high compared to earnings. For this reason, I expect returns to be somewhat modest over the next few years.

     I do, however, expect technology stocks to bounce back over the next few months. The fourth quarter has traditionally been strong for technology issues as earnings come in higher at the end of the year. Because of this traditionally strong fourth quarter and because business is still strong at technology companies, we are keeping our semiconductor and capital equipment stocks.

     There is some risk in this strategy. It's possible that the technology cycle is over and technology shares will stay down for years. In our view, though, the likelihood is that this will not happen. Technology shares should come back sharply by the end of the year.

COMPANY NOTES

     American Machinist magazine presented its "Excellence in Manufacturing Technology Achievement Award" to Baldor Electric for reliability, quality and productivity of the company's motors and drives. Forbes magazine named the Pottery Barn division of Williams-Sonoma as a "Forbes Favorite" for having the best website in the home furnishings category.

     Those of you who live in the Bay Area know that the San Francisco Giants had a great year. For the regular season, they had the best record in baseball while winning the National League Western Division. They also moved into a brand new ballpark that is one of the best in baseball. Situated directly on San Francisco Bay (a home run over the right field fence can go right into the water), Pacific Bell Park has the feel of an intimate, old-time baseball stadium with lots of architectural charm and up-to-date amenities. In fact, the Giants' new stadium has replaced my previous favorite, Wrigley Field in Chicago where I was born and raised. The new park is especially gratifying to Giants fans (I switched from the Cubs to the Giants in 1961) since we've had the indignity of having to watch baseball for 40 years in cold, windy, foggy Candlestick Park with acres of concrete, deplorable restrooms and no charm at all.

     Given that background, I was delighted to learn that star Giants' pitcher, Russ Ortiz, had joined with the Claritin division of Schering-Plough to renovate Muir Street Park, a neglected baseball field in Sacramento. This is part of a program to renovate neglected ball fields in nine cities around the country that is sponsored by the Boys & Girls Clubs of America, a national network of 2,600 neighborhood-based facilities serving more than 3.3 million young people annually, mostly from disadvantaged backgrounds.

     James C. Morgan, Chairman and chief executive of Applied Materials, has been named to the Bay Area Business Hall of Fame for his work in creating the entrepreneurial environment that led the company to become the world's largest supplier of capital equipment to the semiconductor industry. Besides contributing to the advancement of technology, Morgan has been an active supporter of initiatives aimed at bridging the digital divide and improving math and science education for children. Under Morgan's leadership, Applied has been named to Fortune magazine's "50 Best Companies for Minorities," and Industry Week's list of "100 Best Managed Companies."

     The Long Island Hispanic Chamber of Commerce has named Bristol-Myers Squibb National Corporation of the Year for its work in its successful Supplier Diversity Program. Other recent awards for the company include being named one of the 100 Best Companies for Working Mothers by Working Mother magazine, being ranked as one of America's Top Corporations for Women's Business Enterprises by the Women's Business Enterprise National Council and earning the Outstanding Corporate Support Award from the National Minority Business Council in recognition of important support of the minority business community.

     Archbishop Desmond Tutu won the Delta Prize for Global Understanding which is sponsored and funded by Delta Air Lines. Also, Cincinnati-based Delta employees dedicated a Habitat for Humanity house funded by recycled aluminum beverage cans collected on Delta flights as well as by cash donations from employees.

     The Intel Computer Clubhouse Network is both a physical location and a proven learning model where underserved young people (10-18) can go after school to work with adult mentors to learn how to use technology. Autodesk recently announced the donation of $500,000 worth of design automation software to that program including 3D Studio Max and Character Studio which are used in the world of graphic, broadcast, film and video game design. Autodesk also announced that 11 young women received scholarship grants of $500 to $5,000 each to help pay for college. The Design Your Future Scholarship Program helps young women prepare for careers in technology and is funded by the Autodesk Piracy Prevention department which puts part of its monetary recoveries each year into the program.

DIVIDEND

     Each year, we try to estimate the date and amount of the dividend for shareholders to use in tax planning. Although the date is not yet firm, we anticipate that the record date will be December 14. If it's not on that date, it should be close to the 14th. As to the amount, we can't give you an exact figure yet, but we think the amount will be around $12 per share. Of that amount, around $10 should be in the form of capital gains so the tax would only be 20% on that amount. The balance of $2 per share should be an income dividend on which you would pay ordinary rates. As always, we try to minimize the amount of the income dividend and have most of our distribution in long-term capital gains to save on taxes. I'm glad to report that most of the distribution this year will be capital gains which has a much lower tax rate so it's favorable to shareholders.

FALL INTERNS

     Catherine Chu is a senior in economics at the University of California at Berkeley where she has worked as a residence hall counselor and as a computing assistant at the residence hall computing center. Cathy has also completed an internship at eBay where she did work on the Blackthorne software. She also earned a Distinguished Writer Achievement for outstanding college writing and won a Kraft Scholarship.

     Iris Lee is a 1997 graduate of the University of California at Berkeley where she studied molecular and cell biology. Her work experience includes being a marketing associate and research assistant in life sciences at SRI International in Menlo Park, California.

     Below you will find a photograph of the intern reunion held on June 9. Seated in the front row from the left are Sonia Gupta, Anh Tran, Katrina Dodson, Thao Dodson, Jerry Dodson, Marie Chen, Sheila Alfaro, Jane Liou, Victor Thay and Keith Bang. Standing in the back row from left are Jeff Wang, Ben Liao, Jeff Tha, Geddes Golay, Mark Williams, Todd Ahlsten, David Allen, Vince Wood, Bryant Cherry, Yimen Feng, Greg Hermanski, Shun-Ning Wong, Fred Jones and Allen Young.

STAFF PROFILE

     For this report, it gives me great pleasure to feature Marie Chen who has been my executive assistant since 1994. She has worked in all areas of Parnassus Investments and because of this, she is invaluable in helping me manage the firm. She also has a wonderful personality and people enjoy doing business with her. Most important, she's an efficient and effective manager and that pays dividends to the company.

     One of the most versatile staff members at Parnassus, she's worked in the shareholder service department, the accounting department and the research department, gaining a unique overview of the business. Besides helping me with my duties, Marie manages the office, prepares government reports, helps with Trustee relations, prices the funds and serves as social coordinator.

     Marie was born in Taiwan, but came here in 1972 when she was one year old. She attended school here in San Francisco and came to work with us as a clerical employee right out of high school in 1990. She attended Skyline Community College while she worked at Parnassus and continued working here when she transferred to San Francisco State University where she graduated in psychology in 1995. She is now enrolled in the Master's in Business Administration program at San Francisco State where she concentrates in international business. Marie expects to receive her Master's in May of 2001. She has continued her studies while working full time.

     Marie enjoys physical activity and plays tennis, hikes, swims and snowboards. She's also a fan of the San Francisco Giants and the San Francisco 49ers. Her favorite activity is traveling and she's recently taken a cross-country automobile trip and has also visited Taiwan, Hong Kong, Bali and Mexico. Marie has a legion of gentlemen admirers, but she hasn't yet picked one to settle down with.

SHAREHOLDER PROFILE

     As most of you know, we regularly profile our current interns and, more recently, we've started to profile a Parnassus staff member in each quarterly report. Earlier this year, we talked about two of our shareholders, Shimon
(Bert) Schwarzschild and Michael Lozeau, who are active environmentalists. These features have been very popular since most of you like to know about our staff members and find out who our other shareholders are. Just to show you that we also have business executives as shareholders, this time we're going to profile R.S. (Rollie) Boreham, Chairman of Baldor Electric in Ft. Smith, Arkansas.

     I first met Rollie over ten years ago when I went to Arkansas to visit Baldor Electric, a company in which the Fund had a small position, but one where we were considering making a larger investment. I had heard a lot about Baldor at the time. Their energy efficient engines were in tune with our environmental philosophy and I had also heard a lot about Baldor being a great place to work.

     Some of Baldor's production employees could not read well and when the company switched over to high-tech manufacturing, some of these people were no longer qualified. Rather than discharging these production workers, Baldor under Rollie's leadership instituted a literacy program that brought staff members up to minimum reading standards. This struck me as the kind of humane company that Parnassus should be investing in.

     When I arrived in Ft. Smith, Arkansas, I discovered that Rollie was not your typical CEO. Usually when I visit a company, I only talk with the CEO for an hour or so and then take a tour with other employees. I like this method since it gives me a chance to talk with line employees without having top management around. This gives me a better feel for workplace issues.

     I always like to see the assembly line when I visit a manufacturing company and I'm usually escorted by a first-line supervisor. When I visited Baldor, Rollie came with me. At first, I was rather disconcerted by his presence because the Chairman created a commotion wherever he went. Workers would gather around to talk with him and we became the center of attention. I felt guilty both because I was disrupting production of electric motors and because I was taking up the valuable time of the chief executive. However, it didn't seem to bother Rollie at all.

     Although I didn't get a chance to talk confidentially with the employees then, I did have an opportunity to see the wonderful rapport that Rollie had with all the manufacturing workers. I've never seen workers who had so much affection for their chief executive. (The next day I cleverly circled back to the production line while Rollie was tied up in his office on other business. When I talked with the employees without Rollie's presence, they were even more effusive in their praise of him than when he was following me around the production floor.) Needless to say, after my visit to Baldor, we invested a lot more money in the company's shares. The investment did very well for us.

     Rollie has had a distinguished career. A native of Los Angeles, he served in the military in World War II, then earned a bachelor's degree in physics and meteorology from UCLA before doing graduate work in electrical engineering. He went to work for Baldor in 1961 as Vice President of Sales, became Executive Vice President in 1970 and Chief Executive in 1978. He still serves as Chairman, but he passed the title of Chief Executive to John McFarland a couple of years ago.

     He is an important figure in the motor industry and he has also served on non-profit boards including the Salvation Army, the American Heart Association, the United Way, Westark Community College Foundation and the Ft. Smith Museum. He and his wife have two married daughters.

     I am proud to have had R.S.  Boreham  as a  shareholder  for  years.  About
Parnassus, Rollie says, "Both policies, the one about investing in environmentally aware and friendly companies and the equally important one of investing in companies that have good relations with their employees are admirable. Good relations with employees almost always lead to good relationships with customers which, then, usually lead to good relationships with shareholders."

     I'm proud to have Rollie as a shareholder and I'm proud to have all of you as shareholders as well.

                                  Yours truly,

                                Jerome L. Dodson
                                  President



                                             The Parnassus Fund Portfolio: September 30, 2000*

       # of Shares       Issuer                                               Market Value         Per Share

----------------------------------------------------------------------------------------------------------------------------------
          700,000        Adaptec, Inc.                                     $   14,000,000          $  20.00
          300,000        Applied Materials, Inc.                               17,793,750             59.31
          400,000        Autodesk, Inc.                                        10,150,000             25.38
          100,000        Avocent Corp.                                          5,512,500             55.13
          100,000        Baldor Electric Company                                2,031,250             20.31
          200,000        BMC Software, Inc.                                     3,825,000             19.13
          250,000        Bristol Myers Squibb Co.                              14,281,250             57.13
          300,000        Calgon Carbon Corp.                                    2,043,750              6.81
          175,000        Cardinal Health, Inc.                                 15,432,813             88.19
          200,000        Clorox Company                                         7,912,500             39.56
          200,000        Cognex Corporation                                     7,887,500             39.44
          400,000        Compaq Computer Corp.                                 11,032,000             27.58
          400,000        Credence Systems Corp.                                12,000,000             30.00
          100,000        Delta Air Lines, Inc.                                  4,437,500             44.38
           60,000        DENTSPLY International, Inc.                           2,096,250             34.94
          100,000        Electro Scientific Industries                          3,512,500             35.13
          450,000        Electronics for Imaging, Inc.                         11,362,500             25.25
          450,000        Federal Home Loan Mortgage Corp.                      24,328,125             54.06
          300,000        Federal National Mortgage Association                 21,450,000             71.50
          125,900        Fuller H.B. Co.                                        3,619,625             28.75
          800,000        Intel Corporation                                     33,300,000             41.63
          100,000        JP Morgan & Co. Inc.                                  16,337,500            163.38
          500,000        Kroger Co.                                            11,281,250             22.56
          300,000        Lam Research Corporation                               6,281,250             20.94
          700,000        LSI Logic Corporation                                 20,475,000             29.25
          150,000        Lucent Technologies Inc.                               4,575,000             30.50
          125,000        MedQuist, Inc.                                         2,523,438             20.19
          600,000        Mentor Graphics                                       14,137,500             23.56
          175,000        Merck & Co., Inc.                                     13,026,563             74.44
          250,000        Micron Technology, Inc.                               11,437,500             45.75
          265,000        Novellus Systems, Inc.                                12,339,062             46.56
          655,000        PetsMart, Inc.                                         3,070,312              4.69
          150,000        Schering-Plough Corporation                            6,975,000             46.50
          625,000        Target Corp.                                          16,015,625             25.63
        1,000,000        Venator Group, Inc.                                   12,375,000             12.38
          450,000        Wild Oats Markets                                      5,287,500             11.75
           50,000        Williams-Sonoma Inc.                                   1,737,500             34.75
                                                                                ---------
                         Total Portfolio                                     $385,883,813
                         Short Term Investments
                         and Other Assets                                    $  11,100,762
                                                                             -------------
                         Total Net Assets                                     $396,984,575
                                                                              ------------
                         The Net Asset Value
                         as of September 30, 2000                      $            55.95



*  Portfolio  is  current  at time of  printing,  but composition is subject to change.

                               THE PARNASSUS FUND

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                  415-778-0200

                                  800-999-3505

                                www.parnassus.com


                               Investment Adviser

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105


                                  Legal Counsel

                            Gardner, Carton & Douglas

                               321 N. Clark Street

                                Chicago, IL 60610


                              Independent Auditors

                              Deloitte & Touche LLP

                                50 Fremont Street

                         San Francisco, California 94105


                                    Custodian

                            Union Bank of California

                               475 Sansome Street

                         San Francisco, California 94111


                                   Distributor

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105


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                              a current prospectus.

                                 Recycled paper.